UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported): November 18, 2022

VAALCO Energy, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-32167	76-0274813
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9800 Richmond Avenue, Suite 700
Houston, Texas	77042
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 623-0801
Not Applicable

(Former Name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Securities registered pursuant to Section 12(b) of the Act:

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.10	EGY	New York Stock Exchange
Common Stock, par value $0.10	EGY	London Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On November 18, 2022, VAALCO Energy, Inc. (the “Company”) released, via the Regulatory News Service (“RNS”) in London, an announcement (the “RNS Announcement”) regarding the Company’s share buyback program (the “Buyback Program”). The Buyback Program was previously announced by the Company on November 1, 2022.

The RNS Announcement pertains to the entry, by the Company, into a Rule 10b5-1 trading plan (the “Plan”) on November 17, 2022, in connection with the Buyback Program. The RNS Announcement is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The RNS Announcement was made in order to comply with disclosure requirements in connection with the safe harbor from the UK market abuse prohibitions pertaining to the Plan.

Cautionary Note Regarding Forward-Looking Statements. This Form 8-K and the announcement filed herewith as Exhibit 99.1 contain forward-looking statements, including, for example, statements regarding the Company’s plans to repurchase outstanding shares of its common stock, par value $0.10 per share (“Common Stock”) and the timing and ability of the Company to repurchase shares of Common Stock. These forward-looking statements involve certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied by these statements, including changes in price and volume and the volatility of the Common Stock, adverse developments affecting prices and trading of securities listed on the New York Stock Exchange and the London Stock Exchange generally, and unexpected or otherwise unplanned or alternative requirements with respect to the Company’s capital investments. Please refer to the cautionary note in the announcement regarding these forward-looking statements.

Item 7.01	Regulation FD Disclosure.

The Company reminds its investors that it makes its RNS announcements available on its website at https://www.vaalco.com/investors/rns-releases. The information included on, or accessible through, the Company’s website is not incorporated by reference into this Current Report on Form 8-K.

In accordance with applicable U.S. securities laws, the Company will provide information regarding repurchases in its quarterly and annual reports on Forms 10-Q and 10-K, respectively. In accordance with UK requirements, the Company will provide information regarding repurchases via RNS announcements made no later than the end of the seventh daily market session after the relevant transaction.

The information in this Item 7.01 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1993, as amended, except as otherwise stated in such filings.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit
99.1	RNS Announcement, dated November 18, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VAALCO Energy, Inc.
(Registrant)

Date: November 18, 2022

	By:	/s/ Matthew Powers
	Name:	Matthew Powers
	Title:	General Counsel